UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas		77072
(Address of principal executive offices)		(Zip Code)

281-776-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 27, 2012, pursuant to the terms of “The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan” (the “Plan”), the Compensation Committee of The Men’s Wearhouse, Inc. (the “Company”) adopted “The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan Subplan for UK Employees” (the “Subplan”) which is to be included as Appendix 1 to the Plan. A copy of the Subplan is filed herewith as Exhibit 10.1 and is hereby incorporated herein by reference.

On March 29, 2012, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.18 per share on the Company’s common stock, payable on June 22, 2012 to shareholders of record at the close of business on June 12, 2012.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are included in this Form 8-K:

Exhibit Number	Description

10.1	The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan Subplan for UK Employees.

99.1	Press Release of the Company dated March 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC.
(Registrant)

Date: March 29, 2012	By:	/s/ NEILL P. DAVIS
Neill P. Davis
Executive Vice President, Chief Financial Officer,
Treasurer and Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan Subplan for UK Employees.

99.1	Press Release of the Company dated March 29, 2012.